UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2005

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

100 Glenborough, Suite 100
Houston, Texas	77067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On June 2, 2005, Noble Energy, Inc. (the “Company”) scheduled and held an investor conference, which featured an Annual Management Review slide show presentation to analysts. The presentation contains financial and operating guidance for the Company for fiscal years 2005 and 2006, which can be found on slide #24 entitled “Financial and Operating Guidance.” The slide show presentation also includes projections and other “forward-looking statements” within the meaning of the federal securities laws. Please see slide #3 entitled “Forward-looking Statement” for important information regarding forward-looking statements that are included in the presentation.

     The slide show presentation referenced and made available in connection with the conference is included herein as Exhibit 99.1 and is incorporated herein by reference and available on the Company’s Internet website.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is furnished as part of this current Report on Form 8-K:

99.1	Noble Energy, Inc. Annual Management Review slide presentation dated June 2, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current Report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: June 2, 2005	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Vice President, General Counsel & Secretary

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INDEX TO EXHIBITS

Item	Exhibit
99.1	Noble Energy, Inc. Annual Management Review slide presentation dated June 2, 2005.

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